                                                                 EXHIBIT (a)(13)


                          VAN KAMPEN SERIES FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT
                        OF THE ARTICLES OF INCORPORATION

         VAN KAMPEN SERIES FUND, INC., a Maryland corporation (the "Corporation"), pursuant the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

         SECOND, the Corporation, before implementation of the Articles described herein, has authority to issue 19,125,000,000 shares of common stock, par value $0.001 per share (each a "Share"), which are designated and classified as follows:


                                                                 Number of Shares of Common
Name of Class                                                 Stock Classified and Allocated
-------------                                                 ------------------------------
Van Kampen Global Equity Allocation Fund
           Class A                                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
           Class B                                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
           Class C                                              375,000,000 shares

Van Kampen Asian Equity Fund
           Class A                                              375,000,000 shares
Van Kampen Asian Equity Fund
           Class B                                              375,000,000 shares
Van Kampen Asian Equity Fund
           Class C                                              375,000,000 shares

Van Kampen American Value Fund
           Class A                                              375,000,000 shares
Van Kampen American Value Fund
           Class B                                              375,000,000 shares
Van Kampen American Value Fund
           Class C                                              375,000,000 shares

Van Kampen Emerging Markets Income Fund
           Class A                                              375,000,000 shares
Van Kampen Emerging Markets Income Fund
           Class B                                              375,000,000 shares
Van Kampen Emerging Markets Income Fund
           Class C                                              375,000,000 shares


Van Kampen Emerging Markets Fund
           Class A                                              375,000,000 shares
Van Kampen Emerging Markets Fund
           Class B                                              375,000,000 shares
Van Kampen Emerging Markets Fund
           Class C                                              375,000,000 shares

Van Kampen Latin American Fund
           Class A                                              375,000,000 shares
Van Kampen Latin American Fund
           Class B                                              375,000,000 shares
Van Kampen Latin American Fund
           Class C                                              375,000,000 shares

Van Kampen European Value Equity Fund
           Class A                                              375,000,000 shares
Van Kampen European Value Equity Fund
           Class B                                              375,000,000 shares
Van Kampen European Value Equity Fund
           Class C                                              375,000,000 shares

Van Kampen Growth and Income Fund II
           Class A                                              375,000,000 shares
Van Kampen Growth and Income Fund II
           Class B                                              375,000,000 shares
Van Kampen Growth and Income Fund II
           Class C                                              375,000,000 shares

Van Kampen International Magnum Fund
           Class A                                              375,000,000 shares
Van Kampen International Magnum Fund
           Class B                                              375,000,000 shares
Van Kampen International Magnum Fund
           Class C                                              375,000,000 shares

Van Kampen Focus Equity Fund
           Class A                                              375,000,000 shares
Van Kampen Focus Equity Fund
           Class B                                              375,000,000 shares
Van Kampen Focus Equity Fund
           Class C                                              375,000,000 shares

Van Kampen Japanese Equity Fund
           Class A                                              375,000,000 shares
Van Kampen Japanese Equity Fund
           Class B                                              375,000,000 shares
Van Kampen Japanese Equity Fund
           Class C                                              375,000,000 shares


Van Kampen Global Value Equity Fund
           Class A                                              375,000,000 shares
Van Kampen Global Value Equity Fund
           Class B                                              375,000,000 shares
Van Kampen Global Value Equity Fund
           Class C                                              375,000,000 shares

Van Kampen Emerging Markets Debt Fund
           Class A                                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
           Class B                                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
           Class C                                              375,000,000 shares

Van Kampen Mid Cap Growth Fund
           Class A                                              375,000,000 shares
Van Kampen Mid Cap Growth Fund
           Class B                                              375,000,000 shares
Van Kampen Mid Cap Growth Fund
           Class C                                              375,000,000 shares

Van Kampen Equity Growth Fund
           Class A                                              375,000,000 shares
Van Kampen Equity Growth Fund
           Class B                                              375,000,000 shares
Van Kampen Equity Growth Fund
           Class C                                              375,000,000 shares

Van Kampen Value Fund
           Class A                                              375,000,000 shares
Van Kampen Value Fund
           Class B                                              375,000,000 shares
Van Kampen Value Fund
           Class C                                              375,000,000 shares

Van Kampen Global Franchise Fund
           Class A                                              375,000,000 shares
Van Kampen Global Franchise Fund
           Class B                                              375,000,000 shares
Van Kampen Global Franchise Fund
           Class C                                              375,000,000 shares


         THIRD, the Board of Directors of the Corporation at a meeting duly convened on February 20, 2003 has adopted resolutions to approve, pursuant to sections 2-208.1 and 2-105(c) of MGCL, a decrease in the total number of Shares that the Corporation has authority to issue to 16,875,000,000 Shares representing the termination of the Van Kampen Latin American Fund and Van Kampen Asian Equity Fund effective immediately;

         FOURTH, the Board of Directors of the Corporation at a meeting duly convened on November 3, 2003 has adopted resolutions to approve, pursuant to sections 2-208.1 and 2-105(c) of MGCL, a decrease in the total number of Shares that the Corporation has authority to issue to 14,625,000,000 Shares representing the termination of the Van Kampen Mid Cap Growth Fund and Van Kampen Value Fund effective immediately;

         FIFTH, the Board of Directors of the Corporation at a meeting duly convened on March 3, 2004 has adopted resolutions to approve, pursuant to sections 2-208.1 and 2-105(c) of MGCL, a decrease in the total number of Shares that the Corporation has authority to issue to 13,500,000,000 Shares representing the termination of the Van Kampen European Value Equity Fund effective immediately;

         SIXTH, the Corporation, after implementation of the Articles described herein, has authority to issue 13,500,000,000 Shares which are designated and classified as follows:

                                                                Number of Shares of Common
Name of Class                                                 Stock Classified and Allocated
-------------                                                 ------------------------------
Van Kampen Global Equity Allocation Fund
           Class A                                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
           Class B                                              375,000,000 shares
Van Kampen Global Equity Allocation Fund
           Class C                                              375,000,000 shares

Van Kampen American Value Fund
           Class A                                              375,000,000 shares
Van Kampen American Value Fund
           Class B                                              375,000,000 shares
Van Kampen American Value Fund
           Class C                                              375,000,000 shares

Van Kampen Emerging Markets Income Fund
           Class A                                              375,000,000 shares
Van Kampen Emerging Markets Income Fund
           Class B                                              375,000,000 shares
Van Kampen Emerging Markets Income Fund
           Class C                                              375,000,000 shares

Van Kampen Emerging Markets Fund
           Class A                                              375,000,000 shares
Van Kampen Emerging Markets Fund
           Class B                                              375,000,000 shares
Van Kampen Emerging Markets Fund
           Class C                                              375,000,000 shares


Van Kampen Growth and Income Fund II
           Class A                                              375,000,000 shares
Van Kampen Growth and Income Fund II
           Class B                                              375,000,000 shares
Van Kampen Growth and Income Fund II
           Class C                                              375,000,000 shares

Van Kampen International Magnum Fund
           Class A                                              375,000,000 shares
Van Kampen International Magnum Fund
           Class B                                              375,000,000 shares
Van Kampen International Magnum Fund
           Class C                                              375,000,000 shares

Van Kampen Focus Equity Fund
           Class A                                              375,000,000 shares
Van Kampen Focus Equity Fund
           Class B                                              375,000,000 shares
Van Kampen Focus Equity Fund
           Class C                                              375,000,000 shares

Van Kampen Japanese Equity Fund
           Class A                                              375,000,000 shares
Van Kampen Japanese Equity Fund
           Class B                                              375,000,000 shares
Van Kampen Japanese Equity Fund
           Class C                                              375,000,000 shares

Van Kampen Global Value Equity Fund
           Class A                                              375,000,000 shares
Van Kampen Global Value Equity Fund
           Class B                                              375,000,000 shares
Van Kampen Global Value Equity Fund
           Class C                                              375,000,000 shares

Van Kampen Emerging Markets Debt Fund
           Class A                                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
           Class B                                              375,000,000 shares
Van Kampen Emerging Markets Debt Fund
           Class C                                              375,000,000 shares

Van Kampen Equity Growth Fund
           Class A                                              375,000,000 shares
Van Kampen Equity Growth Fund
           Class B                                              375,000,000 shares
Van Kampen Equity Growth Fund
           Class C                                              375,000,000 shares


Van Kampen Global Franchise Fund
           Class A                                              375,000,000 shares
Van Kampen Global Franchise Fund
           Class B                                              375,000,000 shares
Van Kampen Global Franchise Fund
           Class C                                              375,000,000 shares


         SEVENTH, such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

         EIGHTH, the description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

         IN WITNESS WHEREOF, VAN KAMPEN SERIES FUND, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its Secretary attested by its Vice President on this 25th day of June, 2004.


                                        VAN KAMPEN SERIES FUND, INC




                                        By: /s/ Stefanie Chang Yu
                                           ----------------------------------
                                                   Stefanie Chang Yu
                                                   Secretary



Attest: /s/ Mary Mullin
       ------------------
        Mary Mullin
        Vice President




The undersigned, Secretary of Van Kampen Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                        By: /s/ Stefanie Chang Yu
                                           ---------------------------------
                                                    Stefanie Chang Yu
                                                    Secretary